© 2010 CareFusion Corporation or one of its subsidiaries. All rights reserved. Q3 and 9-Months Fiscal 2010 Investor/Analyst Call May 6, 2010 * Exhibit 99.2

© 2010 CareFusion Corporation or one of its subsidiaries. All rights reserved.

Forward-Looking Statements and GAAP
Reconciliation
“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: This presentation contains forward-looking statements addressing expectations, prospects, estimates and other matters that are dependent upon future events or developments.  The matters discussed in these forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected, anticipated or implied.  The most significant of these uncertainties are described in CareFusion’s Form 10-K, Form 10-Q and Form 8-K reports (including all amendments to those reports) and exhibits to those reports, and include (but are not limited to) the following: we may be unable to effectively enhance our existing products or introduce and market new products or may fail to keep pace with advances in technology; we are subject to complex and costly regulation; cost containment efforts of our customers, purchasing groups, third-party payers and governmental organizations could adversely affect our sales and profitability;
declining economic conditions have and may continue to adversely affect our results of operations and financial condition;
we may be unable to protect our intellectual property rights or may infringe on the intellectual property rights of others;
defects or failures associated with our products and/or our quality system could lead to the filing of adverse event reports, recalls or safety alerts and negative publicity and could subject us to regulatory actions; we are currently operating under a consent decree with the FDA and our failure to comply with the requirements of the consent decree may have an adverse effect on our business; and we may engage in strategic transactions, including acquisitions, investments or joint development agreements that may have an adverse effect on our business.  This presentation reflects management’s views as of May 6, 2010. Except to the extent required by applicable law, we undertake no obligation to update or revise any forward-looking statement.
Non-GAAP Financial Measures: The financial information included in this presentation includes Non-GAAP financial measures. Reconciliations can be found on slides 12 and 13 of this presentation.  In addition, definitions and reconciling information can be found on CareFusion’s website at www.carefusion.com under the Investor Relations tab.
*

© 2010 CareFusion Corporation or one of its subsidiaries. All rights reserved. 3 Today’s Speakers • Dave Schlotterbeck, Chairman and Chief Executive Officer • Ed Borkowski, Chief Financial Officer *

© 2010 CareFusion Corporation or one of its subsidiaries. All rights reserved. Q3 and 9-Months Fiscal 2010 Results * * * * * *

© 2010 CareFusion Corporation or one of its subsidiaries. All rights reserved.

Q3 Fiscal 2010 Year-Over-Year
Quarterly Review
GAAP Adjusted
$M
% Change¹
$M
% Change¹
Revenue $952 13% $952 13%
Operating Expenses²
$359 12% $340 13%
Operating Income²
$93 (4)% $112 (4)%
Income (Loss) From Continuing
Operations³
$(9) (110)% $57 (27)%
Diluted EPS From Continuing
Operations³
$(0.04) (110)% $0.26 (27)%
1 % Change over prior year period.
2 Adjusted operating income and adjusted operating expenses are Non-GAAP financial measures that exclude nonrecurring items related to restructuring and acquisition integration charges and nonrecurring spinoff related costs.
3 Adjusted income from continuing operations and adjusted diluted earnings per share are Non-GAAP financial measures that exclude nonrecurring items related to restructuring and acquisition integration charges, nonrecurring spinoff related costs and nonrecurring tax items. Adjusted amounts also exclude the impact of the $58 million charge related to the tax reserve increase.
*

© 2010 CareFusion Corporation or one of its subsidiaries. All rights reserved.

Q3 Fiscal 2010 Year-Over-Year
Quarterly Segment Review
GAAP Adjusted
Critical Care Technologies $M
% Change¹
$M
% Change¹
Revenues $629 16% $629 16%
Segment Profit²
$77 38% $90 30%
Medical Technologies and Services $M
% Change¹
$M
% Change¹
Revenues $323 7% $323 7%
Segment Profit²
$16 (61)% $22 (54)%
1 % Change over prior year period.
2 Adjusted segment profit is a Non-GAAP financial measure that excludes nonrecurring items related to restructuring and acquisition integration charges and nonrecurring spinoff related costs.
*

© 2010 CareFusion Corporation or one of its subsidiaries. All rights reserved.

9-Months Fiscal 2010 Review
GAAP Adjusted
$M
% Change¹
$M
% Change¹
Revenue $2,894 6% $2,894 6%
Operating Expenses²
$1,044 8% $986 8%
Operating Income²
$337 (6)% $395 (5)%
Income From Continuing
Operations³
$119 (47)% $232 (3)%
Diluted EPS From Continuing
Operations³
$0.53 (48)% $1.04 (4)%
1 % Change over prior year period.
2 Adjusted operating income and adjusted operating expenses are Non-GAAP financial measures that exclude nonrecurring items related to restructuring and acquisition integration charges and nonrecurring spinoff related costs.
3 Adjusted income from continuing operations and adjusted diluted earnings per share are Non-GAAP financial measures that exclude nonrecurring items related to restructuring and acquisition integration charges, nonrecurring spinoff related costs and nonrecurring tax items. Adjusted amounts also exclude the impact of the $58 million charge related to the tax reserve increase.
*

© 2010 CareFusion Corporation or one of its subsidiaries. All rights reserved.

9-Months Fiscal 2010
Segment Review
GAAP Adjusted
Critical Care Technologies $M
% Change¹
$M
% Change¹
Revenues $1,928 5% $1,928 5%
Segment Profit²
$289 4% $327 4%
Medical Technologies and Services $M
% Change¹
$M
% Change¹
Revenues $966 8% $966 8%
Segment Profit²
$48 (41)% $68 (33)%
1 % Change over prior year period.
2 Adjusted segment profit is a Non-GAAP financial measure that excludes nonrecurring items related to restructuring and acquisition integration charges and nonrecurring spinoff related costs.
*

© 2010 CareFusion Corporation or one of its subsidiaries. All rights reserved. Fiscal 2010 Guidance * * * * * * *

© 2010 CareFusion Corporation or one of its subsidiaries. All rights reserved.

Revised Fiscal 2010
Financial Guidance
$ in millions
Updated
FY10 Outlook
1
Previous
FY10 Outlook
2
Total Revenue $3,900 - $3,950 $3,950 - $4,050
Gross Margin ~48% ~48%
Adjusted Operating Expenses 34% of total revenue 34 - 35% of total revenue
Adjusted Effective Tax Rate ~28% ~28%
Adjusted Diluted EPS $1.40 - $1.45 $1.40 - $1.45
Nonrecurring Items
~$120 - $130 ~$120 - $130
Diluted Weighted Average Shares
Outstanding
~223M ~223M
Capital Expenditures $140 - $150 $160 - $170
*
1
Does not include any impact of the recently announced acquisition of Medegen, Inc. or disposition of Research Services, both of which are expected to close by
   June 30, 2010.
2
Provided by CareFusion on February 9, 2010.
3
Adjusted operating expenses is a Non-GAAP financial measure that excludes nonrecurring items related to restructuring and acquisition integration charges and nonrecurring spinoff related costs.
4
Adjusted effective tax rate and adjusted diluted earnings per share are Non-GAAP financial measures that exclude nonrecurring items related to restructuring and acquisition integration charges, nonrecurring spinoff related costs, nonrecurring tax items and discontinued operations. Adjusted amounts also exclude the impact of the $58 million charge related to the tax reserve increase.
5
  Nonrecurring items are related to restructuring and acquisition integration charges, nonrecurring spinoff related costs and nonrecurring tax items (not including the $58 million charge related to the tax reserve increase).
5
4
4
3

© 2010 CareFusion Corporation or one of its subsidiaries. All rights reserved. Q&A * * * * * * * *

© 2010 CareFusion Corporation or one of its subsidiaries. All rights reserved.

Q3 Fiscal 2010 Non-GAAP
Reconciliations
$ in millions
FY10 Q3
GAAP
$M
Nonrecurring
Items¹
$M
FY10 Q3
Adjusted
$M
Operating Expenses $359 $(19) $340
Operating Income $93 $19 $112
Income (Loss) From Continuing
Operations
$(9) $66 $57
Diluted EPS From Continuing
Operations²
$(0.04) $0.30 $0.26
Critical Care Technologies
Segment Profit
$77 $13 $90
Medical Technologies and
Services Segment Profit
$16 $6 $22
1 Nonrecurring items are related to restructuring and acquisition integration charges, nonrecurring spinoff related costs and nonrecurring tax items. Adjusted amounts also exclude the impact of the $58 million charge related to the tax reserve increase.
2 Earnings per share calculations are performed for each column presented. Therefore, the sum of the per share adjustments from the table above may not equal the adjusted per share total presented.
Note: A full GAAP to non-GAAP reconciliation can be found on CareFusion’s website at www.carefusion.com under the Investor Relations tab. A discussion of the reasons why management believes that the presentation of non-GAAP financial  measures  provides useful information  to investors regarding  the company’s financial condition and results of operations is included in Exhibit 99.3 of Form 8-K filed by the company on May 6, 2010.
*

© 2010 CareFusion Corporation or one of its subsidiaries. All rights reserved.

9-Months Fiscal 2010 Non-GAAP
Reconciliations
$ in millions
9-Mos. FY10
GAAP
$M
Nonrecurring
Items¹
$M
9-Mos. FY10
Adjusted
$M
Operating Expenses $1,044 $(58) $986
Operating Income $337 $58 $395
Income From Continuing Operations $119 $113 $232
Diluted EPS From Continuing
Operations²
$0.53 $0.51 $1.04
Critical Care Technologies
Segment Profit
$289 $38 $327
Medical Technologies and
Services Segment Profit
$48 $20 $68
1   Nonrecurring items are related to restructuring and acquisition integration charges, nonrecurring spinoff related costs and nonrecurring tax items. Adjusted amounts also exclude the impact of the $58 million charge related to the tax reserve increase.
2 Earnings per share calculations are performed for each column presented. Therefore, the sum of the per share adjustments from the table above may not equal the adjusted per share total presented.
Note: A full GAAP to non-GAAP reconciliation can be found on CareFusion’s website at www.carefusion.com under the Investor Relations tab. A discussion of the reasons why management believes that the presentation of non-GAAP financial  measures  provides useful information  to investors  regarding  the company’s financial  condition and results of operations is included in Exhibit 99.3 of Form 8-K filed by the company on May 6, 2010.
*